                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 28, 2007

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

          MICHIGAN                        0-452                  38-1093240
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

        100 EAST PATTERSON STREET
           TECUMSEH, MICHIGAN                                            49286
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO THE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
     FISCAL YEAR.

     On February 28, 2007, the board of directors amended our bylaws to clarify that special meetings of shareholders may only be called on the written request of a majority of directors or a majority of shareholders entitled to vote.

ITEM 8.01 OTHER EVENTS.

     On March 1, 2007, we issued a press release about various matters relating to our upcoming annual meeting of shareholders. We are filing a copy of the press release as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed with this report:

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
Exhibit No.   Description
-----------   -----------
     3.1      Amended and Restated Bylaws of Tecumseh Products Company as
              amended through February 28, 2007

    99.1      Press Release dated March 1, 2007

                 IMPORTANT INFORMATION ABOUT PROXY SOLICITATION

ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with our 2007 annual meeting of shareholders, we will file a proxy statement with the Securities and Exchange Commission. We urge shareholders to carefully read the proxy statement and any other relevant documents we file with the SEC when they become available because they will contain important information. Shareholders will be able to obtain the proxy statement and all other relevant documents we file with the SEC free of charge at the SEC's Web site www.sec.gov or from Tecumseh Products Company at 100 East Patterson Street, Tecumseh, Michigan 49286, Attn. General Counsel and Secretary, telephone (517) 423-8527.

PARTICIPANTS IN THE SOLICITATION

     Our directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies from our shareholders in connection with our 2007 annual meeting of shareholders. Information about our directors and executive officers, and their ownership of Tecumseh Products Company securities is set forth in the proxy statement for our 2006 annual meeting of shareholders, which was filed with the SEC on March 23, 2006, and in our Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 15, 2006. Additional information about the interests of those persons may be obtained by reading the proxy statement for this year's annual meeting of shareholders and our Annual Report on Form 10-K for the year ended December 31, 2006 when they become available.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: March 1, 2007                     By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
     3.1      Amended and Restated Bylaws of Tecumseh Products Company as
              amended through February 28, 2007

    99.1      Press Release dated March 1, 2007